Rule 497(e)

File Nos. 333-119693

and 811-21653

Supplement

dated May 25, 2006

to

Prospectus and Statement of Additional Information

dated November 30, 2005

for

Domini Social Equity Portfolio

and

Domini European Social Equity Portfolio

Domini Social Equity Portfolio

The Domini Social Equity Portfolio (the Fund) invests substantially all of its assets in another mutual fund, the Domini Social Equity Trust (the Master Fund). The Master Fund has notified the Fund that its Board of Trustees has approved changes to the Master Fund’s investment objective and strategy.

Subject to the investor approvals described below, beginning November 30, 2006 the Master Fund will seek to provide its investors (including the Fund) with long-term total return through an active investment strategy. This means that the Master Fund will no longer seek to match the performance of the Domini 400 Social IndexSM (the Index). Instead, the Master Fund will invest primarily in stocks of U.S. companies that meet a comprehensive set of social and environmental standards as applied by Domini Social Investments LLC (Domini). Subject to Domini’s social and environmental standards, Wellington Management Company, LLP (Wellington Management), as the Master Fund’s new submanager, will seek to add value using a diversified quantitative stock selection approach, while managing risk through portfolio construction.

Because of the increased expenses that Domini will need to pay in connection with an active investment strategy, Domini has determined that it is necessary to increase the management fee it charges the Master Fund. At a meeting held on April 28, 2006, the Board of Trustees approved a new management agreement with Domini that increases the management fees payable to Domini. Because the Fund invests substantially all of its assets in the Master Fund, a portion of the proposed fee increase will be borne by the Fund and its shareholders. However, Domini intends to contractually agree to cap expenses for the Fund so that the total expense ratio of the Fund will not exceed 1.13% at least until November 30, 2007. The contractual fee waiver will be subject to annual renewal.

The new management agreement with Domini and the submanagement agreement with Wellington Management are subject to approval by the investors in the Master Fund at a meeting to be held on August 15, 2006. Your Trustees have determined that it is appropriate for Fund’s beneficial interest in the Master Fund to be voted in the same proportion as the vote of all other investors in the Master Fund. As of May 15, 2006, the Fund owned less than 4% of the Master Fund. If the new management agreement and the submanagement agreement with Wellington Management are approved, they will go into effect on November 30, 2006. For more information about the proposals, please call 1-800-582-6757.

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Domini European Social Equity Portfolio

Effective May 21, 2006, Doris T. Dwyer, a vice president of Wellington Management Company, LLP (Wellington Management), replaced Sylvia S. Han as the portfolio manager responsible for the management of the Domini European Social Equity Portfolio (the Fund). Ms. Dwyer has provided portfolio management and securities analysis services to the Fund since 2005. Ms. Dwyer joined Wellington Management as a portfolio manager in 1998. The Statement of Additional Information contains additional information about Ms. Dwyer’s compensation, other accounts managed by Ms. Dwyer, and her ownership of the securities of the Fund. References to Ms. Han in the Prospectus and the Statement of Additional Information are hereby deleted.